Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR FIRST QUARTER 2022

•Diluted EPS of $0.85; $1.04, as adjusted
•Operating margin of 33.1%; 44.7%, as adjusted
•Ending AUM of $102.1 billion; average AUM of $101.2 billion
•Net inflows of $756 million

NEW YORK, NY, April 20, 2022—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended March 31, 2022.
Financial Highlights

	Three Months Ended			% Change From
(in thousands, except percentages and per share data)	March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2021	March 31, 2021
U.S. GAAP
Revenue	$154,189	$159,629	$125,747	(3.4%)	22.6%
Expenses	$103,198	$79,123	$73,809	30.4%	39.8%
Operating income	$50,991	$80,506	$51,938	(36.7%)	(1.8%)
Non-operating income (loss)	$5,110	$6,837	$4,953	(25.3%)	3.2%
Net income attributable to common stockholders	$42,018	$64,482	$48,852	(34.8%)	(14.0%)
Diluted earnings per share	$0.85	$1.30	$1.00	(34.7%)	(15.1%)
Operating margin	33.1%	50.4%	41.3%

As Adjusted (1)
Net income attributable to common stockholders	$51,152	$61,264	$38,629	(16.5%)	32.4%
Diluted earnings per share	$1.04	$1.24	$0.79	16.1%	31.6%
Operating margin	44.7%	51.7%	42.3%
_________________________ (1)Please refer to pages 13-14 for reconciliations of U.S. GAAP to as adjusted results.

U.S. GAAP
This section discusses the financial results of the company as presented in accordance with U.S. GAAP.
Revenue

	Three Months Ended		Change
(in thousands)	March 31, 2022	December 31, 2021	$	%
Open-end funds	$79,665	$80,573	$(908)	(1.1)%
Institutional accounts	36,683	39,938	$(3,255)	(8.2)%
Closed-end funds	27,321	28,126	$(805)	(2.9)%
Investment advisory and administration fees	143,669	148,637	$(4,968)	(3.3)%
Distribution and service fees	9,869	10,259	$(390)	(3.8)%
Other	651	733	$(82)	(11.2)%
Total revenue	$154,189	$159,629	$(5,440)	(3.4)%
•Total investment advisory revenue from institutional accounts decreased from the fourth quarter of 2021, primarily due to lower performance fees and two fewer days in the quarter. The fourth quarter of 2021 included $2.7 million of performance fees from certain institutional accounts.
Expenses

	Three Months Ended		Change
(in thousands)	March 31, 2022	December 31, 2021	$	%
Employee compensation and benefits	$54,743	$43,348	$11,395	26.3%
Distribution and service fees	33,951	20,631	$13,320	64.6%
General and administrative	13,510	14,213	$(703)	(4.9)%
Depreciation and amortization	994	931	$63	6.8%
Total expenses	$103,198	$79,123	$24,075	30.4%
•Employee compensation and benefits increased from the fourth quarter of 2021, primarily due to higher incentive compensation of $7.7 million and an increase in amortization of restricted stock units of $2.0 million. The fourth quarter of 2021 included an adjustment to reduce the incentive compensation accrual to reflect actual amounts paid;
•Distribution and service fees for the first quarter of 2022 included costs of $14.2 million associated with the initial public offering of Cohen & Steers Real Estate Opportunities and Income Fund (RLTY); and
•General and administrative expenses decreased from the fourth quarter of 2021, primarily due to lower recruitment fees of $686,000, a decrease in travel and entertainment of $368,000 and lower hosted conferences of $325,000, partially offset by higher organizational and offering costs associated with RLTY of $414,000.
Operating Margin
Operating margin was 33.1% for the first quarter of 2022, compared with 50.4% for the fourth quarter of 2021. The first quarter of 2022 included costs associated with the initial public offering of RLTY. The fourth quarter of 2021 included an adjustment to reduce the incentive compensation accrual to reflect actual amounts paid. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

	Three Months Ended
(in thousands)	March 31, 2022			December 31, 2021
	Seed Investments (1)	Other	Total	Seed Investments (1)	Other	Total
Interest and dividend income—net	$901	$(4)	$897	$701	$4	$705
Gain (loss) from investments—net	3,565	2	3,567	6,865	—	6,865
Foreign currency gain (loss)—net	(295)	941	646	(125)	(608)	(733)
Total non-operating income (loss)	$4,171	$939	$5,110	$7,441	$(604)	$6,837
_________________________

(1) Seed investments include net income of $4.8 million and $5.4 million attributable to third-party interests in consolidated company-sponsored funds for the three months ended March 31, 2022 and December 31, 2021, respectively.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective tax rate is summarized in the following table:

	Three Months Ended
	March 31, 2022	December 31, 2021
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.5	3.8
Non-deductible executive compensation	5.2	3.7
Excess tax benefits related to the vesting and delivery of restricted stock units	(11.5)	(0.3)
Unrecognized tax benefit adjustments	—	(4.5)
Other	(0.1)	(2.4)
Effective income tax rate	18.1%	21.3%
As Adjusted
This section discusses as adjusted results. Please refer to pages 13-14 for reconciliations of U.S. GAAP to as adjusted results.
Revenue
Revenue, as adjusted, for the first quarter of 2022 was $154.3 million, compared with $159.7 million, as adjusted, for the fourth quarter of 2021.
Revenue, as adjusted, excluded the consolidation of certain of the company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the first quarter of 2022 were $85.4 million, compared with $77.1 million, as adjusted, for the fourth quarter of 2021.
Expenses, as adjusted, excluded the following:
•The consolidation of certain of the company's seed investments for both periods;
•Amounts related to the accelerated vesting of certain restricted stock units for both periods; and
•Costs associated with the initial public offering of RLTY for the first quarter of 2022.

Operating Margin
Operating margin, as adjusted, for the first quarter of 2022 was 44.7%, compared with 51.7%, as adjusted, for the fourth quarter of 2021.
Non-operating Income (Loss)
Non-operating loss, as adjusted, for the first quarter of 2022 was $273,000, compared with non-operating loss, as adjusted, of $542,000 for the fourth quarter of 2021.
Non-operating income (loss), as adjusted, excluded the following for both periods:
•Results from the company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
Income Taxes
The effective tax rate, as adjusted, for the first quarter of 2022 was 25.5%, compared with 25.4%, as adjusted, for the fourth quarter of 2021.
The effective tax rate, as adjusted, excluded the following for both periods:
•Tax effects associated with the items noted above; and
•Discrete tax items.
Assets Under Management

(in millions)	As of		Change
By Investment Vehicle	March 31, 2022	December 31, 2021	$	%
Open-end funds	$48,105	$50,911	$(2,806)	(5.5%)
Institutional accounts	40,956	42,727	$(1,771)	(4.1%)
Closed-end funds	13,061	12,991	$70	0.5%
Total	$102,122	$106,629	$(4,507)	(4.2%)

By Investment Strategy
U.S. real estate	$47,268	$49,915	$(2,647)	(5.3%)
Preferred securities	24,466	26,987	$(2,521)	(9.3%)
Global/international real estate	19,362	19,380	$(18)	(0.1%)
Global listed infrastructure	9,197	8,763	$434	5.0%
Other	1,829	1,584	$245	15.5%
Total	$102,122	$106,629	$(4,507)	(4.2%)

Assets under management at March 31, 2022 were $102.1 billion, a decrease of 4.2% from $106.6 billion at December 31, 2021. The decrease was driven by market depreciation of $4.6 billion and distributions of $697 million, partially offset by net inflows of $756 million.

Open-end Funds
Assets under management in open-end funds at March 31, 2022 were $48.1 billion, a decrease of 5.5% from $50.9 billion at December 31, 2021. The change was primarily due to the following:
•Net inflows of $208 million, including $778 million into U.S. real estate, $180 million into global/international real estate, $144 million into real assets multi-strategy (included in "Other" in the table above) and $90 million into global listed infrastructure, partially offset by net outflows of $986 million from preferred securities;
•Market depreciation of $2.7 billion, including $1.7 billion from U.S. real estate and $1.0 billion from preferred securities; and
•Distributions of $279 million, including $165 million from preferred securities ($125 million of which was reinvested and included in net inflows) and $112 million from U.S. real estate ($104 million of which was reinvested and included in net inflows).
Institutional Accounts
Assets under management in institutional accounts at March 31, 2022 were $41.0 billion, a decrease of 4.1% from $42.7 billion at December 31, 2021. The change was primarily due to the following:
•Advisory:
◦Net outflows of $42 million, including $737 million from U.S. real estate, partially offset by net inflows of $591 million into global/international real estate and $167 million into global listed infrastructure; and
◦Market depreciation of $831 million, including $471 million from U.S. real estate and $356 million from global/international real estate.
•Japan subadvisory:
◦Net inflows of $116 million, including $83 million into global/international real estate;
◦Market depreciation of $482 million, including $366 million from U.S. real estate and $112 million from global/international real estate; and
◦Distributions of $271 million, including $253 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $80 million; and
◦Market depreciation of $181 million, including $176 million from global/international real estate.
Closed-end Funds
Assets under management in closed-end funds at March 31, 2022 were $13.1 billion, an increase of 0.5% from $13.0 billion at December 31, 2021. The increase was due to net inflows of $554 million, primarily from the initial public offering of RLTY, partially offset by market depreciation of $337 million and distributions of $147 million.

Investment Performance at March 31, 2022
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at March 31, 2022. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of March 31, 2022, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $180.7 million, compared with $248.2 million as of December 31, 2021. During the first quarter of 2022, the company paid aggregate costs of $15.2 million associated with the initial public offering of RLTY. As of March 31, 2022, stockholders' equity was $255.4 million, compared with $255.2 million as of December 31, 2021, and the company continues to have no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 21, 2022 at 10:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing 877-384-2165 (U.S.) or +1-212-231-2930 (international); passcode: 22017395. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on April 21, 2022 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 22017395. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company’s current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2021 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2021	March 31, 2021
Revenue:
Investment advisory and administration fees	$143,669	$148,637	$116,921
Distribution and service fees	9,869	10,259	8,272
Other	651	733	554
Total revenue	154,189	159,629	125,747	(3.4%)	22.6%
Expenses:
Employee compensation and benefits	54,743	43,348	45,762
Distribution and service fees	33,951	20,631	16,506
General and administrative	13,510	14,213	10,374
Depreciation and amortization	994	931	1,167
Total expenses	103,198	79,123	73,809	30.4%	39.8%
Operating income	50,991	80,506	51,938	(36.7%)	(1.8%)
Non-operating income (loss):
Interest and dividend income—net	897	705	616
Gain (loss) from investments—net	3,567	6,865	4,559
Foreign currency gain (loss)—net	646	(733)	(222)
Total non-operating income (loss)	5,110	6,837	4,953	(25.3%)	3.2%
Income before provision for income taxes	56,101	87,343	56,891	(35.8%)	(1.4%)
Provision for income taxes	9,260	17,412	4,461
Net income	46,841	69,931	52,430	(33.0%)	(10.7%)
Net (income) loss attributable to redeemable noncontrolling interests	(4,823)	(5,449)	(3,578)
Net income attributable to common stockholders	$42,018	$64,482	$48,852	(34.8%)	(14.0%)

Earnings per share attributable to common stockholders:
Basic	$0.86	$1.33	$1.01	(35.1%)	(14.9%)
Diluted	$0.85	$1.30	$1.00	(34.7%)	(15.1%)

Weighted average shares outstanding:
Basic	48,673	48,442	48,145
Diluted	49,337	49,429	48,709

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2021	March 31, 2021
Open-end Funds
Assets under management, beginning of period	$50,911	$45,593	$35,160
Inflows	4,886	5,574	5,070
Outflows	(4,678)	(3,049)	(2,906)
Net inflows (outflows)	208	2,525	2,164
Market appreciation (depreciation)	(2,735)	3,929	1,537
Distributions	(279)	(1,110)	(238)
Transfers	—	(26)	—
Total increase (decrease)	(2,806)	5,318	3,463
Assets under management, end of period	$48,105	$50,911	$38,623	(5.5%)	24.6%
Percentage of total assets under management	47.1%	47.7%	44.4%
Average assets under management	$48,055	$48,054	$36,620	—%	31.2%

Institutional Accounts
Assets under management, beginning of period	$42,727	$39,347	$33,255
Inflows	2,060	611	2,335
Outflows	(2,066)	(1,365)	(748)
Net inflows (outflows)	(6)	(754)	1,587
Market appreciation (depreciation)	(1,494)	4,384	2,000
Distributions	(271)	(276)	(304)
Transfers	—	26	—
Total increase (decrease)	(1,771)	3,380	3,283
Assets under management, end of period	$40,956	$42,727	$36,538	(4.1%)	12.1%
Percentage of total assets under management	40.1%	40.1%	42.0%
Average assets under management	$40,631	$40,929	$34,622	(0.7%)	17.4%

Closed-end Funds
Assets under management, beginning of period	$12,991	$12,320	$11,493
Inflows	554	20	65
Outflows	—	—	—
Net inflows (outflows)	554	20	65
Market appreciation (depreciation)	(337)	830	469
Distributions	(147)	(179)	(148)
Total increase (decrease)	70	671	386
Assets under management, end of period	$13,061	$12,991	$11,879	0.5%	10.0%
Percentage of total assets under management	12.8%	12.2%	13.6%
Average assets under management	$12,550	$12,647	$11,601	(0.8%)	8.2%

Total
Assets under management, beginning of period	$106,629	$97,260	$79,908
Inflows	7,500	6,205	7,470
Outflows	(6,744)	(4,414)	(3,654)
Net inflows (outflows)	756	1,791	3,816
Market appreciation (depreciation)	(4,566)	9,143	4,006
Distributions	(697)	(1,565)	(690)
Total increase (decrease)	(4,507)	9,369	7,132
Assets under management, end of period	$102,122	$106,629	$87,040	(4.2%)	17.3%
Average assets under management	$101,236	$101,630	$82,843	(0.4%)	22.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2021	March 31, 2021
Advisory
Assets under management, beginning of period	$24,599	$22,818	$17,628
Inflows	1,573	362	1,937
Outflows	(1,615)	(818)	(243)
Net inflows (outflows)	(42)	(456)	1,694
Market appreciation (depreciation)	(831)	2,211	957
Transfers	—	26	—
Total increase (decrease)	(873)	1,781	2,651
Assets under management, end of period	$23,726	$24,599	$20,279	(3.5%)	17.0%
Percentage of institutional assets under management	57.9%	57.6%	55.5%
Average assets under management	$23,861	$23,650	$18,900	0.9%	26.2%

Japan Subadvisory
Assets under management, beginning of period	$11,329	$10,262	$9,720
Inflows	219	62	98
Outflows	(103)	(304)	(302)
Net inflows (outflows)	116	(242)	(204)
Market appreciation (depreciation)	(482)	1,585	712
Distributions	(271)	(276)	(304)
Total increase (decrease)	(637)	1,067	204
Assets under management, end of period	$10,692	$11,329	$9,924	(5.6%)	7.7%
Percentage of institutional assets under management	26.1%	26.5%	27.2%
Average assets under management	$10,351	$10,687	$9,661	(3.1%)	7.1%

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,799	$6,267	$5,907
Inflows	268	187	300
Outflows	(348)	(243)	(203)
Net inflows (outflows)	(80)	(56)	97
Market appreciation (depreciation)	(181)	588	331
Total increase (decrease)	(261)	532	428
Assets under management, end of period	$6,538	$6,799	$6,335	(3.8%)	3.2%
Percentage of institutional assets under management	16.0%	15.9%	17.3%
Average assets under management	$6,419	$6,592	$6,061	(2.6%)	5.9%

Total Institutional Accounts
Assets under management, beginning of period	$42,727	$39,347	$33,255
Inflows	2,060	611	2,335
Outflows	(2,066)	(1,365)	(748)
Net inflows (outflows)	(6)	(754)	1,587
Market appreciation (depreciation)	(1,494)	4,384	2,000
Distributions	(271)	(276)	(304)
Transfers	—	26	—
Total increase (decrease)	(1,771)	3,380	3,283
Assets under management, end of period	$40,956	$42,727	$36,538	(4.1%)	12.1%
Average assets under management	$40,631	$40,929	$34,622	(0.7%)	17.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2021	March 31, 2021
U.S. Real Estate
Assets under management, beginning of period	$49,915	$43,045	$32,827
Inflows	3,293	3,083	3,126
Outflows	(2,736)	(1,799)	(1,391)
Net inflows (outflows)	557	1,284	1,735
Market appreciation (depreciation)	(2,792)	6,672	2,837
Distributions	(412)	(1,052)	(415)
Transfers	—	(34)	—
Total increase (decrease)	(2,647)	6,870	4,157
Assets under management, end of period	$47,268	$49,915	$36,984	(5.3%)	27.8%
Percentage of total assets under management	46.3%	46.8%	42.5%
Average assets under management	$46,462	$46,229	$34,512	0.5%	34.6%

Preferred Securities
Assets under management, beginning of period	$26,987	$26,715	$23,185
Inflows	1,964	2,086	2,406
Outflows	(2,872)	(1,521)	(1,596)
Net inflows (outflows)	(908)	565	810
Market appreciation (depreciation)	(1,400)	10	2
Distributions	(213)	(337)	(207)
Transfers	—	34	—
Total increase (decrease)	(2,521)	272	605
Assets under management, end of period	$24,466	$26,987	$23,790	(9.3%)	2.8%
Percentage of total assets under management	24.0%	25.3%	27.3%
Average assets under management	$25,649	$26,812	$23,526	(4.3%)	9.0%

Global/International Real Estate
Assets under management, beginning of period	$19,380	$17,978	$15,214
Inflows	1,556	562	1,079
Outflows	(780)	(858)	(567)
Net inflows (outflows)	776	(296)	512
Market appreciation (depreciation)	(775)	1,775	709
Distributions	(19)	(77)	(14)
Total increase (decrease)	(18)	1,402	1,207
Assets under management, end of period	$19,362	$19,380	$16,421	(0.1%)	17.9%
Percentage of total assets under management	19.0%	18.2%	18.9%
Average assets under management	$18,867	$18,642	$15,588	1.2%	21.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	March 31, 2022	December 31, 2021	March 31, 2021	December 31, 2021	March 31, 2021
Global Listed Infrastructure
Assets under management, beginning of period	$8,763	$8,138	$6,729
Inflows	464	238	679
Outflows	(299)	(154)	(74)
Net inflows (outflows)	165	84	605
Market appreciation (depreciation)	314	607	315
Distributions	(45)	(66)	(45)
Total increase (decrease)	434	625	875
Assets under management, end of period	$9,197	$8,763	$7,604	5.0%	20.9%
Percentage of total assets under management	9.0%	8.2%	8.7%
Average assets under management	$8,609	$8,479	$7,137	1.5%	20.6%

Other
Assets under management, beginning of period	$1,584	$1,384	$1,953
Inflows	223	236	180
Outflows	(57)	(82)	(26)
Net inflows (outflows)	166	154	154
Market appreciation (depreciation)	87	79	143
Distributions	(8)	(33)	(9)
Total increase (decrease)	245	200	288
Assets under management, end of period	$1,829	$1,584	$2,241	15.5%	(18.4%)
Percentage of total assets under management	1.8%	1.5%	2.6%
Average assets under management	$1,649	$1,468	$2,080	12.3%	(20.7%)

Total
Assets under management, beginning of period	$106,629	$97,260	$79,908
Inflows	7,500	6,205	7,470
Outflows	(6,744)	(4,414)	(3,654)
Net inflows (outflows)	756	1,791	3,816
Market appreciation (depreciation)	(4,566)	9,143	4,006
Distributions	(697)	(1,565)	(690)
Total increase (decrease)	(4,507)	9,369	7,132
Assets under management, end of period	$102,122	$106,629	$87,040	(4.2%)	17.3%
Average assets under management	$101,236	$101,630	$82,843	(0.4%)	22.2%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Results Net Income Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	March 31, 2022	December 31, 2021		March 31, 2021
Net income attributable to common stockholders, U.S. GAAP	$42,018	$64,482		$48,852
Seed investments (1)	1,051	(1,438)		(1,512)
Accelerated vesting of restricted stock units	2,305	1,557		1,088
Initial public offering costs (2)	15,239	—		—
Foreign currency exchange (gains) losses—net (3)	(1,212)	62		209
Tax adjustments (4)	(8,249)	(3,399)		(10,008)
Net income attributable to common stockholders, as adjusted	$51,152	$61,264		$38,629

Diluted weighted average shares outstanding	49,337	49,429		48,709
Diluted earnings per share, U.S. GAAP	$0.85	$1.30		$1.00
Seed investments	0.02	(0.03)		(0.03)
Accelerated vesting of restricted stock units	0.05	0.04		0.02
Initial public offering costs	0.31	—		—
Foreign currency exchange (gains) losses—net	(0.02)	—	*	0.01
Tax adjustments	(0.17)	(0.07)		(0.21)
Diluted earnings per share, as adjusted	$1.04	$1.24		$0.79
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents costs associated with the initial public offering of RLTY. Costs are summarized in the following table:

	Three Months Ended
(in thousands)	March 31, 2022	December 31, 2021		March 31, 2021
Employee compensation and benefits	$357	$—		$—
Distribution and service fees	14,224	—		—
General and administrative	658	—		—
Initial public offering costs	$15,239	$—		$—
(3)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries. (4)Tax adjustments are summarized in the following table:
	Three Months Ended
(in thousands)	March 31, 2022	December 31, 2021		March 31, 2021
Exclusion of tax effects associated with items noted above	$(4,281)	$(952)		$231
Exclusion of discrete tax items	(3,968)	(2,447)		(10,239)
Total tax adjustments	$(8,249)	$(3,399)		$(10,008)

Reconciliation of U.S. GAAP to As Adjusted Results Revenue, Expenses, Operating Income and Operating Margin

	Three Months Ended
(in thousands, except percentages)	March 31, 2022	December 31, 2021	March 31, 2021
Revenue, U.S. GAAP	$154,189	$159,629	$125,747
Seed investments (1)	123	108	94
Revenue, as adjusted	$154,312	$159,737	$125,841

Expenses, U.S. GAAP	$103,198	$79,123	$73,809
Seed investments (1)	(276)	(446)	(96)
Accelerated vesting of restricted stock units	(2,305)	(1,557)	(1,088)
Initial public offering costs (2)	(15,239)	—	—
Expenses, as adjusted	$85,378	$77,120	$72,625

Operating income, U.S. GAAP	$50,991	$80,506	$51,938
Seed investments (1)	399	554	190
Accelerated vesting of restricted stock units	2,305	1,557	1,088
Initial public offering costs (2)	15,239	—	—
Operating income, as adjusted	$68,934	$82,617	$53,216

Operating margin, U.S. GAAP	33.1%	50.4%	41.3%
Operating margin, as adjusted	44.7%	51.7%	42.3%
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds.
(2)Represents costs associated with the initial public offering of RLTY. Costs are summarized in the following table:

	Three Months Ended
(in thousands)	March 31, 2022	December 31, 2021	March 31, 2021
Employee compensation and benefits	$357	$—	$—
Distribution and service fees	14,224	—	—
General and administrative	658	—	—
Initial public offering costs	$15,239	$—	$—

Reconciliation of U.S. GAAP to As Adjusted Results Non-operating Income (Loss)

	Three Months Ended
(in thousands)	March 31, 2022	December 31, 2021	March 31, 2021
Non-operating income (loss), U.S. GAAP	$5,110	$6,837	$4,953
Seed investments (1)	(4,171)	(7,441)	(5,280)
Foreign currency exchange (gains) losses—net (2)	(1,212)	62	209
Non-operating income (loss), as adjusted	$(273)	$(542)	$(118)
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.